December 31, 2002

         Oppenheimer Select Managers             Annual Report
                                                 -------------
         Mercury Advisors                         Management
         S&P 500(R) Index Fund                   Commentaries










                                    [GRAPHIC]

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements


                               [LOGO]
                               OppenheimerFunds(R)
                               The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer Select Managers Mercury Advisors S&P 500 Index Fund seeks to match the performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500) as closely as possible before deduction of Fund expenses.


     CONTENTS

 3   Letter to Shareholders

 4   An Interview
     with Your Fund's
     Managers

 6   Fund Performance

12   Financial
     Statements

26   Independent
     Auditors' Report

27   Federal Income Tax
     Information

28   Trustees and Officers




---------------------------------------
Average Annual Total Returns*
             For the 1-Year Period
              Ended 12/31/02
             Without        With
             Sales Chg.     Sales Chg.
---------------------------------------
Class A      -23.21%        -27.62%
---------------------------------------
Class B      -23.75         -27.56
---------------------------------------
Class C      -23.78         -24.54
---------------------------------------
Class N      -23.33         -24.10
---------------------------------------
Class Y      -23.06
---------------------------------------

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 10 for further details.


2 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

LETTER TO SHAREHOLDERS

Dear Shareholder,





At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
   In recent years, many of us have seen some of our assets decrease in value-- sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds, and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
   Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
   We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.
   We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.


Sincerely,

/S/ JAMES C. SWAIN           /S/ JOHN V. MURPHY
James C. Swain               John V. Murphy
January 23, 2003

[PHOTO OF]
James C. Swain

James C. Swain
Chairman
Oppenheimer Select Managers
Mercury Advisors S&P 500(R) Index Fund

John V. Murphy
President
Oppenheimer Select Managers
Mercury Advisors S&P 500(R) Index Fund


[PHOTO OF]
John V. Murphy




These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

For more current information regarding your Fund, please access the OppenheimerFunds website at www.oppenheimerfunds.com where you will find weekly Market Updates, and monthly Fund updates including the most recent list of top holdings.

3 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


Narrative by Portfolio Management Team
For the 12-months ending December 31, 2002, the Oppenheimer Select Managers Mercury Advisors S&P 500 Index Fund returned -23.21% (Class A shares at Net Asset Value) versus a return of -22.09% for the S&P 500 Index, 1 the benchmark index. The portfolio met its objective of closely matching the return of its benchmark, the S&P 500.
   The markets were on edge in the 1st quarter 2002 with the United States' ongoing efforts against terrorism, combined with mixed earnings announcements added to the markets volatility. Things took a turn for the worse as extremely volatile markets overtook the 2nd and 3rd quarters. The excessive volatility was mainly due to high profile accounting scandals and rising geo-political risks with renewed conflict in the Middle East. With the instability of the markets, the Federal Reserve (the Fed) decided to keep rates unchanged at 1.75% through the first three quarters of the year. Finally, during the last quarter of 2002 the markets began to rally, sparked in part by the Fed's decision in November 2002 to lower interest rates to 1.25%. However, persistent concerns over a possible war with Iraq, terrorism and the health of the economy did hold the markets back as the year ended and the S&P 500 Index finished in negative territory for the third consecutive year.
   The trend of value stocks outperforming growth stocks sustained through the first half of 2002. Although both value and growth stocks overall were still in negative territory, S&P 500 Barra/Value Index outperformed the S&P 500 Barra/Growth Index in both the 1st and 2nd quarters. This bias towards value over growth stocks was due to investor disappointment with future growth prospects as industry overcapacity and dwindling capital expenditures continued to put a damper on a recovery. However, this trend did not last in the 3rd quarter as growth stocks, while yet again still negative, performed better than their value counterpart. But in another reversal, the 4th quarter saw a shift back, as the S&P 500 Barra/Value Index posted a return over 250 basis points more than the S&P 500 Barra/Growth Index, and for the year, value stocks outperformed growth stocks on the whole.
   Every sector of the S&P 500 Index finished in negative territory for the year. Although it underperformed in the 4th quarter, consumer staples was the top-performing sector for 2002, with a return of -6.31%. Other top performers for 2002 were materials, -7.71%, and energy, -13.33%. Although they bounced back in the 4th quarter, technology related securities did not perform well in 2002 overall. Worst performers for the Fund's fiscal year included information technology, down -37.57%, and telecommunications, which lost -35.89%.


1. The S&P 500 Index is a broad-based, unmanaged stock index including reinvestment of dividends. Indices cannot be purchased directly by investors. Index performance is for illustrative purposes only and does not predict or depict the performance of Oppenheimer Select Managers Mercury Advisors S&P 500 Index Fund. "S&P 500" is a trademark of The McCraw-Hill Companies and has been licensed for use by OppenheimerFunds, Inc. Oppenheimer Select Managers Mercury Advisors S&P 500(R) Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

4 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

   Despite a challenging year, the economy did show signs of a recovery. Nevertheless, there are many current issues and factors that will play a significant impact on which direction the economy will turn over the course of the next year and in the long-term. With the ongoing crisis in the Middle East as well as the situation in Iraq, the markets are expected to continue to be volatile as these factors battle with improving economic statistics for the direction of the market. With that in mind, we will continue to try to meet the Fund's objective of replicating the risk and returns of the benchmark index, S&P 500, and that is part of what makes Oppenheimer Select Managers Mercury Advisors S&P 500 Index Fund, The Right Way to Invest.

--------------------------------
Average Annual Total
Returns with Sales Charge
For the Periods Ended 12/31/02 3

Class A            Since
1-Year             Inception
--------------------------------
-27.62%            -21.15%

Class B            Since
1-Year             Inception
--------------------------------
-27.56%            -20.91%

Class C            Since
1-Year             Inception
--------------------------------
-24.54%            -19.23%

Class N            Since
1-Year             Inception
--------------------------------
-24.10%            -17.12%

Class Y            Since
1-Year             Inception
--------------------------------
-23.06%            -18.29%


3. See Notes on page 10 for further details.

5 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended December 31, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's Discussion of Performance. For the fiscal year ended December 31, 2002, Oppenheimer Select Managers Mercury Advisors S&P 500 Index Fund produced negative returns, however, the Fund did achieve its objective of matching the performance of the S&P 500 Index (before the deduction of Fund expenses). In an extremely volatile year, the S&P 500 Index finished down (-22.09%) for the third consecutive year, as worries over corporate governance and accounting scandals, the health of the economy, terrorism and a possible war with Iraq weighed heavily on the minds of investors. The S&P 500 Index and the Fund started 2002 with a decent 1st quarter, but the factors just mentioned helped drag the Index and Fund down sharply in the following two quarters, losing -13.40% in the 2nd quarter and -17.28% in the 3rd quarter. However, a strong market rally towards the end of the fiscal year in October and November helped the Index and Fund to close the period with a strong 4th quarter. Throughout the period, we attempted to remain fully invested at all times and continue to replicate the performance of the S&P 500 Index as closely as possible. The Fund's holdings, management and strategies are subject to change.
Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until December 31, 2002. Performance is measured from the inception of each Class. In the case of Class A, Class B, Class C and Class Y shares, performance is measured from inception of the class on February 16, 2001. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestment of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


6 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
               Oppenheimer Select Managers        S&P 500 Index
  Date               Mercury Advisors
                    S&P 500 Index Fund
                        (Class A)

02/16/2001                9,425                      10,000
03/31/2001                8,445                       9,367
06/30/2001                8,916                       9,915
09/30/2001                7,597                       8,460
12/31/2001                8,341                       9,364
03/31/2002                8,332                       9,390
06/30/2002                7,191                       8,132
09/30/2002                5,947                       6,728
12/31/2002                6,405                       7,295

Average Annual Total Returns of Class A Shares of the Fund at 12/31/02* 1-Year -27.62% Since Inception -21.15%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
               Oppenheimer Select Managers        S&P 500 Index
  Date               Mercury Advisors
                    S&P 500 Index Fund
                        (Class B)

02/16/2001              10,000                          10,000
03/31/2001               8,950                           9,367
06/30/2001               9,430                           9,915
09/30/2001               8,030                           8,460
12/31/2001               8,800                           9,364
03/31/2002               8,770                           9,390
06/30/2002               7,560                           8,132
09/30/2002               6,230                           6,728
12/31/2002               6,442                           7,295

Average Annual Total Returns of Class B Shares of the Fund at 12/31/02* 1-Year -27.56% Since Inception -20.91%


*See Notes on page 10 for further details.
The performance information for the S&P 500 Index in the graphs begins on 2/28/01.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.

7 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

FUND PERFORMANCE

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
               Oppenheimer Select Managers        S&P 500 Index
  Date               Mercury Advisors
                    S&P 500 Index Fund
                        (Class C)

02/16/2001            10,000                        10,000
03/31/2001             8,960                         9,367
06/30/2001             9,430                         9,915
09/30/2001             8,020                         8,460
12/31/2001             8,790                         9,364
03/31/2002             8,770                         9,390
06/30/2002             7,550                         8,132
09/30/2002             6,230                         6,728
12/31/2002             6,700                         7,295

Average Annual Total Returns of Class C Shares of the Fund at 12/31/02* 1-Year -24.54% Since Inception -19.23%


Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
               Oppenheimer Select Managers        S&P 500 Index
  Date               Mercury Advisors
                    S&P 500 Index Fund
                        (Class N)

03/01/2001               10,000                      10,000
03/31/2001                9,403                       9,367
06/30/2001                9,906                       9,915
09/30/2001                8,428                       8,460
12/31/2001                9,245                       9,364
03/31/2002                9,235                       9,390
06/30/2002                7,966                       8,132
09/30/2002                6,583                       6,728
12/31/2002                7,088                       7,295

Average Annual Total Returns of Class N Shares of the Fund at 12/31/02* 1-Year -24.10% Since Inception -17.12%

8 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
               Oppenheimer Select Managers        S&P 500 Index
  Date               Mercury Advisors
                    S&P 500 Index Fund
                        (Class Y)

02/16/2001               10,000                       10,000
03/31/2001                8,970                        9,367
06/30/2001                9,480                        9,915
09/30/2001                8,090                        8,460
12/31/2001                8,900                        9,364
03/31/2002                8,900                        9,390
06/30/2002                7,680                        8,132
09/30/2002                6,350                        6,728
12/31/2002                6,848                        7,295

Average Annual Total Returns of Class Y Shares of the Fund at 12/31/02* 1-Year -23.06% Since Inception -18.29%


*See Notes on page 10 for further details.
The performance information for the S&P 500 Index in the graphs begins on 2/28/01.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.

9 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 2/16/01. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 2/16/01. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 2/16/01. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 2/16/01. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

                                                            Financial Statements
                                                                     Pages 12-25

11 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002


--------------------------------------------------------------------------------
 Assets

 Investments in Master S&P 500 Index Series                         $28,596,226
--------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                     101,971
 Other                                                                    1,701
                                                                    ------------
 Total assets                                                        28,699,898

--------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Shares of beneficial interest redeemed                                  22,539
 Registration and filing fees                                            19,260
 Transfer and shareholder servicing agent fees                           16,879
 Distribution and service plan fees                                      16,307
 Legal, auditing and other professional fees                              3,198
 Trustees' compensation                                                     222
 Shareholder reports                                                         77
 Other                                                                   70,965
                                                                    ------------
 Total liabilities                                                      149,447

--------------------------------------------------------------------------------
 Net Assets                                                         $28,550,451
                                                                    ============

--------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                                    $34,322,883
--------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions            (1,194,777)
--------------------------------------------------------------------------------
 Net unrealized depreciation on investments                          (4,577,655)
                                                                    ------------
 Net Assets                                                         $28,550,451
                                                                    ============




12 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

--------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share
 (based on net assets of $6,334,062 and 935,227 shares
 of beneficial interest outstanding)                                       $6.77
 Maximum offering price per share (net asset value plus sales
 charge of 5.75% of offering price)                                        $7.18
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price per
 share (based on net assets of $4,183,602
 and 623,688  shares of beneficial interest outstanding)                   $6.71
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price per
 share (based on net assets of $4,952,056 and 738,703
 shares of beneficial interest outstanding)                                $6.70
--------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based
 on net assets of $13,079,891 and 1,940,897 shares of beneficial
 interest outstanding)                                                     $6.74
--------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $840 and 123 shares of beneficial
 interest outstanding)                                                     $6.83



 See accompanying Notes to Financial Statements.




13 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002


----------------------------------------------------------------------------------------------------------------------
 Net Investment Income Allocated from Master S&P 500 Index Series

 Investment Income                                                                                      $   365,180
----------------------------------------------------------------------------------------------------------------------
 Expenses                                                                                                     8,629
----------------------------------------------------------------------------------------------------------------------
 Net investment income from Master S&P 500 Index Series                                                     356,551

 Fund Income and Expenses
----------------------------------------------------------------------------------------------------------------------
 Investment Income
 Interest from short-term obligations                                                                            28

----------------------------------------------------------------------------------------------------------------------
 Expenses
 Distribution and service plan fees:
 Class A                                                                                                     12,489
 Class B                                                                                                     29,212
 Class C                                                                                                     35,829
 Class N                                                                                                     49,775
----------------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                                     34,893
 Class B                                                                                                     19,283
 Class C                                                                                                     20,717
 Class N                                                                                                     53,988
 Class Y                                                                                                        452
----------------------------------------------------------------------------------------------------------------------
 Administrative fees                                                                                        108,266
----------------------------------------------------------------------------------------------------------------------
 Registration and filing fees                                                                                17,746
----------------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                         14,832
----------------------------------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                                                  5,362
----------------------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                                       4,312
----------------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                                      5
----------------------------------------------------------------------------------------------------------------------
 Other                                                                                                       84,265
                                                                                                     -----------------
 Total expenses                                                                                             491,426
 Less voluntary reimbursement of expenses                                                                  (156,115)
 Less voluntary waiver of transfer and shareholder servicing agent fees--
 Classes A, B, C and N                                                                                      (41,755)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class Y                               (446)
                                                                                                     -----------------
 Net expenses                                                                                               293,110

----------------------------------------------------------------------------------------------------------------------
 Net Investment Income                                                                                       63,469

----------------------------------------------------------------------------------------------------------------------
 Realized and Unrealized Loss Allocated from Master S&P 500 Index Series
 Net realized loss on investments                                                                          (929,632)
----------------------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments                                                    (4,893,113)
                                                                                                     -----------------
 Net realized and unrealized loss                                                                        (5,822,745)

----------------------------------------------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations                                                   $(5,759,276)
                                                                                                     =================




 See accompanying Notes to Financial Statements.


14 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended December 31,                                                           2002                 2001 1
---------------------------------------------------------------------------------------------------------------
 Operations
 Net investment income                                                      $    63,469          $     1,533
---------------------------------------------------------------------------------------------------------------
 Net realized loss                                                             (929,632)            (265,145)
---------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                        (4,893,113)             315,458
                                                                            -----------------------------------
 Net increase (decrease) in net assets resulting from operations             (5,759,276)              51,846

---------------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders
 Dividends from net investment income:
 Class A                                                                        (23,993)                  --
 Class B                                                                             --                   --
 Class C                                                                             --                   --
 Class N                                                                        (43,513)                  --
 Class Y                                                                             (2)                  --

---------------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                      4,148,608            3,648,728
 Class B                                                                      3,813,804            1,206,748
 Class C                                                                      4,395,652            1,551,116
 Class N                                                                     10,658,816            4,884,686
 Class Y                                                                            (12)                 243

---------------------------------------------------------------------------------------------------------------
 Net Assets
 Total increase                                                              17,190,084           11,343,367
---------------------------------------------------------------------------------------------------------------
 Beginning of period                                                         11,360,367               17,000 2
                                                                            -----------------------------------
End of period [including accumulated net investment income of $1,533
 for the period ended December 31, 2001]                                    $28,550,451          $11,360,367
                                                                            ===================================



1. For the period from February 16, 2001 (inception of offering) to December 31, 2001.
2. Reflects the value of the Manager's initial seed money investment at December 22, 2000.

See accompanying Notes to Financial Statements.


15 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

FINANCIAL HIGHLIGHTS

 Class A     Year Ended December 31                                                            2002             2001 1
-------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                                                       $  8.85             $10.00
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                                          .03                .01
 Net realized and unrealized loss                                                             (2.08)             (1.16)
                                                                                            -----------------------------
 Total from investment operations                                                             (2.05)             (1.15)
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                          (.03)                --
                                                                                            -----------------------------
 Net asset value, end of period                                                               $6.77              $8.85
                                                                                            =============================

-------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                                          (23.21)%           (11.50)%

-------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                                                    $6,334             $3,598
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                           $5,202             $1,397
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                                                         0.62%              0.33%
 Expenses                                                                                      2.03%              1.87%
 Expenses, net of voluntary reimbursement of expenses and/or
 voluntary waiver of transfer agent fees                                                       1.08%              0.99%
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                                                                     4.59%              3.21%



1. For the period from February 16, 2001 (inception of offering) to December 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master S&P 500 Index Fund included elsewhere in this report.

See accompanying Notes to Financial Statements.


16 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

 Class B     Year Ended December 31                                                          2002              2001 1

----------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                                                      $ 8.80            $10.00
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                                           --              (.01)
 Net realized and unrealized loss                                                           (2.09)            (1.19)
                                                                                         -----------------------------
 Total from investment operations                                                           (2.09)            (1.20)
----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                          --                --
                                                                                         -----------------------------
 Net asset value, end of period                                                             $6.71             $8.80
                                                                                         =============================

----------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                                        (23.75)%          (12.00)%

----------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                                                  $4,184            $1,189
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                         $2,929             $ 468
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                                                        (0.10)%           (0.40)%
 Expenses                                                                                    2.78%             2.65%
 Expenses, net of voluntary reimbursement of expenses and/or
 voluntary waiver of transfer agent fees                                                     1.83%             1.68%
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                                                                   4.59%             3.21%



1. For the period from February 16, 2001 (inception of offering) to December 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master S&P 500 Index Fund included elsewhere in this report.

See accompanying Notes to Financial Statements.

17 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

FINANCIAL HIGHLIGHTS  Continued

 Class C     Year Ended December 31                                                         2002            2001 1
-------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                                                     $ 8.79          $10.00
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                                          --            (.01)
 Net realized and unrealized loss                                                          (2.09)          (1.20)
                                                                                        ---------------------------
 Total from investment operations                                                          (2.09)          (1.21)
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                         --              --
                                                                                        ---------------------------
 Net asset value, end of period                                                            $6.70          $ 8.79
                                                                                        ===========================

-------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                                       (23.78)%        (12.10)%

-------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                                                 $4,952          $1,558
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                        $3,592          $  500
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                                                       (0.10)%         (0.39)%
 Expenses                                                                                   2.70%           2.64%
 Expenses, net of voluntary reimbursement of expenses and/or
 voluntary waiver of transfer agent fees                                                    1.80%           1.76%
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                                                                  4.59%           3.21%



1. For the period from February 16, 2001 (inception of offering) to December 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master S&P 500 Index Fund included elsewhere in this report.

See accompanying Notes to Financial Statements.


18 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

 Class N     Year Ended December 31                                                       2002              2001 1
-------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                                                   $ 8.82            $ 9.54
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                                     .02                --
 Net realized and unrealized loss                                                        (2.08)             (.72)
                                                                                    -------------------------------
 Total from investment operations                                                        (2.06)             (.72)
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                     (.02)               --
                                                                                    -------------------------------
 Net asset value, end of period                                                          $6.74             $8.82
                                                                                    ===============================

-------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                                     (23.33)%           (7.55)%

-------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                                              $13,080            $5,014
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                     $ 9,977            $1,425
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                                                    0.38%             0.07%
 Expenses                                                                                 2.16%             2.14%
 Expenses, net of voluntary reimbursement of expenses and/or
 voluntary waiver of transfer agent fees                                                  1.29%             1.40%
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                                                                4.59%             3.21%



1. For the period from March 1, 2001 (inception of offering) to December 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master S&P 500 Index Fund included elsewhere in this report.

See accompanying Notes to Financial Statements.

19 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

FINANCIAL HIGHLIGHTS  Continued

 Class Y     Year Ended  December 31                                                        2002               2001 1
----------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                                                     $ 8.90             $10.00
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                                       .07                .04
 Net realized and unrealized loss                                                          (2.12)             (1.14)
                                                                                        ------------------------------
 Total from investment operations                                                          (2.05)             (1.10)
----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                       (.02)                --
                                                                                        ------------------------------
 Net asset value, end of period                                                            $6.83              $8.90
                                                                                        ==============================

----------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                                       (23.06)%           (11.00)%

----------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                                                     $1                 $1
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                            $1                 $1
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                                                      0.80%              0.57%
 Expenses                                                                                  46.32%            384.04%
 Expenses, net of voluntary reimbursement of expenses and/or
 voluntary waiver of transfer agent fees                                                    0.83%              0.62%
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                                                                  4.59%              3.21%



1. For the period from February 16, 2001 (inception of offering) to December 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master S&P 500 Index Fund included elsewhere in this report.

See accompanying Notes to Financial Statements.

20 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Select Managers Mercury S&P 500(R) Index Fund (the Fund) is a separate series of Oppenheimer Select Managers, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund invests substantially all of its assets in the Master S&P 500 Index Series of the Quantitative Master Series Trust (the Trust), a registered open-end investment company that has the same goals as the Fund. The financial statements of the Trust are included elsewhere in this report and should be read with the Fund's financial statements. The percentage of the Trust owned by the Fund at December 31, 2002 was 1.67%. As of December 31, 2002 the total return for the Master S&P 500 Index Fund was (22.22)%. The Fund's investment objective is to seek to match the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") as closely as possible before the deduction of Fund expenses. The Fund's administrator is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. The Fund's investment in the Trust is valued based on the daily reported net asset value of the Trust. Valuation of securities held by the Trust is discussed in the notes to Master S&P 500 Index Series included elsewhere in this report.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income tax provision is required, however, during the year ended December 31, 2002, the Fund paid a federal excise tax of $60.

 As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:
                              Expiring
                              --------------------------
                              2009           $  200,753
                              2010              853,501
                                             ----------
                                             $1,054,254
                                             ==========

    During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.


21 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $2,506. Overdistributed net investment income was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

 The tax character of distributions paid during the year ended December 31, 2002 and the period ended December 31, 2001 was as follows:
                                            Year Ended             Period Ended
                                     December 31, 2002        December 31, 2001
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                           $67,508                      $--
     Long-term capital gain                         --                       --
     Return of capital                              --                       --
                                               ---------------------------------
     Total                                     $67,508                      $--
                                               =================================

 As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:
     Accumulated net realized loss                        $(1,194,777)
     Net unrealized depreciation                           (4,577,655)
                                                          -----------
     Total                                                $(5,772,432)
                                                          ===========

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



22 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                         Year Ended December 31, 2002    Period Ended December 31, 2001 1
                                                            Shares             Amount            Shares          Amount
--------------------------------------------------------------------------------------------------------------------------
 Class A
 Sold                                                      780,715        $ 6,024,191           508,428      $4,545,635
 Dividends and/or distributions reinvested                   3,389             23,559                --              --
 Redeemed                                                 (255,444)        (1,899,142)         (103,261)       (896,907)
                                                      --------------------------------------------------------------------
 Net increase                                              528,660        $ 4,148,608           405,167      $3,648,728
                                                      ====================================================================

--------------------------------------------------------------------------------------------------------------------------
 Class B
 Sold                                                      616,148        $ 4,695,369           139,646      $1,247,649
 Dividends and/or distributions reinvested                      --                 --                --              --
 Redeemed                                                 (127,633)          (881,565)           (4,573)        (40,901)
                                                      --------------------------------------------------------------------
 Net increase                                              488,515        $ 3,813,804           135,073      $1,206,748
                                                      ====================================================================

--------------------------------------------------------------------------------------------------------------------------
 Class C
 Sold                                                      746,146        $ 5,682,782           196,810      $1,722,460
 Dividends and/or distributions reinvested                      --                 --                --              --
 Redeemed                                                 (184,645)        (1,287,130)          (19,708)       (171,344)
                                                      --------------------------------------------------------------------
 Net increase                                              561,501        $ 4,395,652           177,102      $1,551,116
                                                      ====================================================================

--------------------------------------------------------------------------------------------------------------------------
 Class N
 Sold                                                    1,916,160        $14,688,292           633,876      $5,457,358
 Dividends and/or distributions reinvested                   6,101             42,162                --              --
 Redeemed                                                 (549,800)        (4,071,638)          (65,440)       (572,672)
                                                      --------------------------------------------------------------------
 Net increase                                            1,372,461        $10,658,816           568,436      $4,884,686
                                                      ====================================================================

--------------------------------------------------------------------------------------------------------------------------
 Class Y
 Sold                                                           --        $        --                27      $      258
 Dividends and/or distributions reinvested                      --                 --                --              --
 Redeemed                                                       (2)               (12)               (2)            (15)
                                                      --------------------------------------------------------------------
 Net increase (decrease)                                        (2)       $       (12)               25      $      243
                                                      ====================================================================

 1. For the period from February 16, 2001 (inception of offering) to December 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to December 31, 2001, for Class N shares.


--------------------------------------------------------------------------------
 3. Increases and Decreases of Investments in the Trust
 Increases and decreases in the Fund's investment in the Trust for the year ended December 31, 2002, were $41,113,812 and $24,007,760, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Administration Fees. Administration fees paid to the Manager were in accordance with the administration agreement with the Fund which provides for a fee of 0.50% of the average annual net assets of the Fund. During the year ended December 31, 2002, the Fund paid $108,266 to the Manager for administration services.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.


23 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                  Aggregate          Class A       Concessions       Concessions      Concessions       Concessions
                                  Front-End        Front-End        on Class A        on Class B       on Class C        on Class N
                              Sales Charges    Sales Charges            Shares            Shares           Shares            Shares
                                 on Class A      Retained by       Advanced by       Advanced by      Advanced by       Advanced by
 Year Ended                          Shares      Distributor     Distributor 1     Distributor 1    Distributor 1     Distributor 1
-----------------------------------------------------------------------------------------------------------------------------------
 December 31, 2002                  $71,413          $23,220           $11,364          $130,765          $48,663          $130,233

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                             Class A                   Class B                   Class C                    Class D
                                 Contingent Deferred       Contingent Deferred       Contingent Deferred        Contingent Deferred
                                       Sales Charges             Sales Charges             Sales Charges              Sales Charges
                                         Retained by               Retained by               Retained by                Retained by
 Year Ended                              Distributor               Distributor               Distributor                Distributor
------------------------------------------------------------------------------------------------------------------------------------
 December 31, 2002                                $--                   $4,358                    $2,608                    $27,006


--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended December 31, 2002, payments under the Class A Plan totaled $12,489, all of which were paid by the Distributor to recipients, and included $540 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended December 31, 2002, were as follows:

                                                                                                                      Distributor's
                                                                                           Distributor's                  Aggregate
                                                                        Amount                 Aggregate               Unreimbursed
                                      Total Payments               Retained by              Unreimbursed           Expenses as % of
                                          Under Plan               Distributor       Expenses Under Plan        Net Assets of Class
------------------------------------------------------------------------------------------------------------------------------------
 Class B Plan                                $29,212                   $26,902                  $181,893                       4.35%
 Class C Plan                                 35,829                    30,578                   106,844                       2.16
 Class N Plan                                 49,775                    48,189                   392,192                       3.00

24 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

--------------------------------------------------------------------------------
 5. Bank Borrowings
 The Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12, 2002.

25 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

INDEPENDENT AUDITORS' REPORT



--------------------------------------------------------------------------------
 To the Board of Trustees and Shareholders of Oppenheimer Select Managers Mercury Advisors S&P 500 Index Fund:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Select Managers Mercury Advisors S&P 500 Index Fund, which is a series of Oppenheimer Select Managers, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Select Managers Mercury Advisors S&P 500 Index Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.





 Deloitte & Touche LLP

 Denver, Colorado
 February 19, 2003

26 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


--------------------------------------------------------------------------------
 In early 2003, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    Dividends of $0.0270, $0.0226 and $0.0185 per share were paid to Class A, Class N and Class Y shareholders, respectively, on December 18, 2002, all of which was designated as "ordinary income" for federal income tax purposes.
    Dividends paid by the Fund during the fiscal year ended December 31, 2002 which are not designated as capital gain distributions should be multiplied by 87.83% to arrive at the amount eligible for the corporate dividend-received deduction.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

27 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

TRUSTEES AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
Name, Position(s)               Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Trustee;
Held with Fund,                 Number of Portfolios in Fund Complex Currently Overseen by Trustee
Length of Service,
Age

INDEPENDENT TRUSTEES            The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, CO 80112-3924.
                                Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

James C. Swain,                 Formerly, Chief Executive Officer (until August 27, 2002) of the Board II Funds, Vice Chairman
Chairman and Trustee            (until January 2, 2002) of OppenheimerFunds, Inc. (the Manager) and President and a director (until
(since 2001)                    1997) of Centennial Asset Management Corporation (a wholly-owned investment advisory subsidiary of
Age: 69                         the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

William L. Armstrong,           Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since
Trustee (since 2001)            1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993),
Age: 65                         Transland Financial Services, Inc. (since 1997); Chairman of the following private companies: Great
                                Frontier Insurance (insurance agency) (since 1995) and Ambassador Media Corporation (since 1984); a director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since
                                1992), UNUMProvident (insurance company) (since 1991). Formerly Director of International Family
                                Entertainment (television channel) (1992-1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); a U.S. Senator
                                (January 1979-January 1991). Oversees 41 portfolios in the OppenheimerFunds complex.

Robert G. Avis,                 Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity
Trustee (since 2001)            funds) (until February 2001); Chairman, President and Chief Executive Officer of A.G. Edwards
Age: 71                         Capital, Inc. (until March 2000); Vice Chairman and Director of A.G. Edwards, Inc. and Vice Chairman
                                of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until March 1999); Chairman of A.G.
                                Edwards Trust Company and A.G.E. Asset Management (investment advisor) (until March 1999); and a
                                Director (until March 2000) of A.G. Edwards & Sons and A.G. Edwards Trust Company. Oversees 41
                                portfolios in the OppenheimerFunds complex.

George C. Bowen,                Formerly (until April 1999): Senior Vice President (from September 1987) and Treasurer (from March
Trustee (since 2001)            1985) of the Manager; Vice President (from June 1983) and Treasurer (since March 1985) of
Age: 66                         OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Senior Vice President (since
                                February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since December 1991)
                                of Centennial Asset Management Corporation; Vice President (since October 1989) and Treasurer (since
                                April 1986) of HarbourView Asset Management Corporation (an investment advisory subsidiary of the
                                Manager); President, Treasurer and a director (June 1989-January 1990) of Centennial Capital
                                Corporation (an investment advisory subsidiary of the Manager); Vice President and Treasurer (since
                                August 1978) and Secretary (since April 1981) of Shareholder Services, Inc. (a transfer agent subsidiary of the Manager); Vice President, Treasurer and Secretary (since November 1989) of
                                Shareholder Financial Services, Inc. (a transfer agent subsidiary of the Manager); Assistant
                                Treasurer (since March 1998) of Oppenheimer Acquisition Corp. (the Manager's parent corporation);
                                Treasurer (since November 1989) of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager); Vice President and Treasurer (since July 1996) of Oppenheimer Real Asset
                                Management, Inc. (an investment advisory subsidiary of the Manager); Chief Executive Officer and director (since March 1996) of MultiSource Services, Inc. (a broker-dealer subsidiary of the
                                Manager); Treasurer (since October 1997) of OppenheimerFunds International Ltd. and Oppenheimer
                                Millennium Funds plc (offshore fund management subsidiaries of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron,              A member of The Life Guard of Mount Vernon, (George Washington's home) (since June 2000). Formerly
Trustee (since 2001)            (March 2001 - May 2002) Director of Genetic ID, Inc. and its subsidiaries (a privately held biotech
Age: 64                         company); a partner with PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and
                                Chairman (from 1994-1998), Price Waterhouse LLP Global Investment Management Industry Services
                                Group. Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel,                  Chairman and Director (since 1998) of Rocky Mountain Elk Foundation (a not-for-profit foundation);
Trustee (since 2001)            and a director (since October 1999) of P.R. Pharmaceuticals (a privately held company) and
Age: 60                         UNUMProvident (an insurance company) (since June 1, 2002). Formerly Chairman and a director (until
                                October 1996) and President and Chief Executive Officer (until October 1995) of the Manager;
                                President, Chief Executive Officer and a


28 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

Jon S. Fossel,                  director of Oppenheimer Acquisition Corp., Shareholders Services Inc. and Shareholder Financials
Continued                       Services, Inc. (until October 1995). Oversees 41 portfolios in the OppenheimerFunds complex.

Sam Freedman,                   A trustee or director of other Oppenheimer funds. Formerly (until October 1994) Mr. Freedman held
Trustee (since 2001)            several positions in subsidiary or affiliated companies of the Manager. Oversees 41 portfolios in
Age: 62                         the OppenheimerFunds complex.

Beverly L. Hamilton,            Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund (open-end
Trustee (since 2002)            investment companies); Director of MML Services (since April 1987) and America Funds Emerging
Age: 56                         Markets Growth Fund (since October 1991) (both are investment companies), The California Endowment
                                (a philanthropy organization) (since April 2002), and Community Hospital of Monterey Peninsula,
                                (since February 2002); a trustee (since February 2000) of Monterey International Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse
                                First Boston's Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation, the University of Michigan and Hartford Hospital.
                                Formerly, President (February 1991-April 2000) ARCO Investment Management Company. Oversees 40
                                portfolios in the OppenheimerFunds complex.

Robert J. Malone,               Director (since 2001) of Jones Knowledge, Inc. (a privately held company), U.S. Exploration, Inc.,
Trustee (since 2002)            (since 1997), Colorado UpLIFT (a non-profit organization) (since 1986) and a trustee of the
Age: 58                         Gallagher Family Foundation (since 2000). Formerly, Chairman of U.S. Bank (a subsidiary of U.S.
                                Bancorp and formerly Colorado National Bank,) (July 1996-April 1, 1999) and a director of Commercial
                                Assets, Inc. (1993-2000). Oversees 40 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr.,       Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund (open-end
Trustee (since 2001)            investment companies); Trustee and Chairman (since May 1987) of the investment committee for the
Age: 60                         Worcester Polytech Institute; President and Treasurer (since January 1999) of the SIS Fund (a private not for profit charitable organization); Trustee (since 1995) of the Springfield Library and
                                Museum Association; Trustee (since 1996) of the Community Music School of Springfield; Member of the
                                investment committee of the Community Foundation of Western Massachusetts (since 1998). Formerly,
                                Chairman (January 1999-July 1999) of SIS & Family Bank, F.S.B. (formerly SIS Bank); President, Chief
                                Executive Officer and Director (May 1993-December 1998) of SIS Bankcorp, Inc. and SIS Bank (formerly
                                Springfield Institution for Savings) and Executive Vice President (January 1999-July 1999) of
                                Peoples Heritage Financial Group, Inc. Oversees 41 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE AND OFFICER  The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York, NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, retirement, death or removal.

John V. Murphy,                 Chairman, Chief Executive Officer and director (since June 2001) and President (since September
President and Trustee           2000) of the Manager; President and a director or trustee of other Oppenheimer funds; President and
(since 2001)                    a director (since July 2001) of Oppenheimer Acquisition Corp. and of Oppenheimer Partnership
Age: 53                         Holdings, Inc.; a director (since November 2001) of OppenheimerFunds Distributor, Inc.; Chairman and
                                a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial Services,
                                Inc.; President and a director (since July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of OppenheimerFunds, Inc.: OFI Institutional Asset Management, Inc. and Centennial
                                Asset Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI
                                Private Investments, Inc. (since July 2001); President (since November 1, 2001) and a director
                                (since July 2001) of Oppenheimer Real Asset Management, Inc.; a director (since November 2001) of
                                Trinity Investment Management Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive Vice President (since February 1997) of Massachusetts Mutual Life Insurance
                                Company (the Manager's parent company); a director (since June 1995) of DLB Acquisition Corporation
                                (a holding company that owns the shares of David L. Babson & Company, Inc.); formerly, Chief
                                Operating Officer (September 2000-June 2001) of the Manager; President and trustee (November
                                1999-November 2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life Insurance Company;
                                President, Chief Executive Officer and director (September 1999-August 2000) of MML Bay State Life
                                Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings
                                Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 69 portfolios in the
                                OppenheimerFunds complex.


29 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

TRUSTEES AND OFFICERS  Continued

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS                        The address of the Officers in the chart below is as follows: for Mr. Zack, 498 Seventh Avenue, New
                                York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his earlier resignation, retirement, death or removal.

Brian W. Wixted,                Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999)
Treasurer, Principal Financial  of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset
and Accounting Officer          Management Corporation, Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings,
(since 2001)                    Inc., OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
Age: 43                         Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset Management, Inc.
                                (since November 2000); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust
                                Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of
                                Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy Program (since April 2000); formerly
                                Principal and Chief Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund
                                Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.




Robert G. Zack,                 Senior Vice President (since May 1985) and General Counsel (since February 2002) of the Manager;
Vice President and              General Counsel and a director (since November 2001) of OppenheimerFunds Distributor, Inc.; Senior
Secretary (since 2001)          Vice President and General Counsel (since November 2001) of HarbourView Asset Management
Age: 54                         Corporation; Vice President and a director (since November 2000) of Oppenheimer Partnership
                                Holdings, Inc.; Senior Vice President, General Counsel and a director (since November 2001) of
                                Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc.,
                                Oppenheimer Trust Company and OFI Institutional Asset Management, Inc.; General Counsel (since
                                November 2001) of Centennial Asset Management Corporation; a director (since November 2001) of
                                Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director (since November 2001) of
                                OppenheimerFunds International Ltd.; Vice President (since November 2001) of OppenheimerFunds Legacy
                                Program; Secretary (since November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General
                                Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the
                                Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985-November 2001), Shareholder
                                Financial Services, Inc. (November 1989-November 2001); OppenheimerFunds International Ltd. And
                                Oppenheimer Millennium Funds plc (October 1997-November 2001). An officer of 85 portfolios in the
                                OppenheimerFunds complex.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.

30 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

OPPENHEIMER SELECT MANAGERS
MERCURY ADVISORS S&P 500(R) INDEX FUND

 A Series of Oppenheimer Select Managers
--------------------------------------------------------------------------------
 Investment Advisor                    Mercury Advisors

--------------------------------------------------------------------------------
 Administrator                         OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 Sub-Administrator                     Fund Asset Management, L.P.

--------------------------------------------------------------------------------
 Distributor                           OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder              OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors                  Deloitte & Touche LLP

--------------------------------------------------------------------------------
 Legal Counsel                         Myer, Swanson, Adams & Wolf, P.C.
 to the Fund

--------------------------------------------------------------------------------
 Legal Counsel to the                  Mayer Brown Rowe & Maw
 Independent Trustees


 (C) Copyright 2003 OppenheimerFunds, Inc. All rights reserved.

31 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

OPPENHEIMERFUNDS FAMILY

-----------------------------------------------------------------------------------------------------------
 Global Equity     Developing Markets Fund                           Global Fund
                   International Small Company Fund                  Quest Global Value Fund
                   Europe Fund                                       Global Growth & Income Fund
                   International Growth Fund
-----------------------------------------------------------------------------------------------------------
 Equity            Stock                                             Stock & Bond
                   Emerging Technologies Fund                        Quest Opportunity Value Fund
                   Emerging Growth Fund                              Total Return Fund
                   Enterprise Fund                                   Quest Balanced Value Fund
                   Discovery Fund                                    Capital Income Fund
                   Main Street(R) Small Cap Fund                     Multiple Strategies Fund
                   Small Cap Value Fund                              Disciplined Allocation Fund
                   MidCap Fund                                       Convertible Securities Fund
                   Main Street(R) Opportunity Fund                   Specialty
                   Growth Fund                                       Real Asset Fund(R)
                   Capital Appreciation Fund                         Gold & Special Minerals Fund
                   Main Street(R) Growth & Income Fund               Tremont Market Neutral Fund, LLC 1
                   Value Fund                                        Tremont Opportunity Fund, LLC 1
                   Quest Capital Value Fund
                   Quest Value Fund
                   Trinity Large Cap Growth Fund
                   Trinity Core Fund
                   Trinity Value Fund
-----------------------------------------------------------------------------------------------------------
 Income            Taxable                                           Rochester Division
                   International Bond Fund                           California Municipal Fund 3
                   High Yield Fund                                   New Jersey Municipal Fund 3
                   Champion Income Fund                              AMT-Free New York Municipals 3,4
                   Strategic Income Fund                             Municipal Bond Fund
                   Bond Fund                                         Limited Term Municipal Fund 5
                   Senior Floating Rate Fund                         Rochester National Municipals
                   U.S. Government Trust                             Rochester Fund Municipals
                   Limited-Term Government Fund                      Limited Term New York Municipal Fund
                   Capital Preservation Fund 2                       Pennsylvania Municipal Fund 3
-----------------------------------------------------------------------------------------------------------
 Select Managers   Stock                                             Stock & Bond
                   Mercury Advisors Focus Growth Fund                QM Active Balanced Fund 2
                   Gartmore Millennium Growth Fund II
                   Jennison Growth Fund
                   Salomon Brothers All Cap Fund 6
                   Mercury Advisors S&P 500(R) Index Fund 2
-----------------------------------------------------------------------------------------------------------
 Money Market 7    Money Market Fund                                 Cash Reserves


1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
2. Available only through qualified retirement plans.
3. Available to investors only in certain states.
4. The Fund's name was changed from "Oppenheimer New York Municipal Fund" on January 22, 2003.
5. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on September 30, 2002.
6. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
7. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

32 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

1.800.CALL OPP PHONELINK

Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

With PhoneLink you can:

   o Obtain account balances, share price (NAV) and dividends paid

   o Verify your most recent transactions

   o Buy, redeem or exchange mutual fund shares

   o Create custom lists of your accounts, funds or market indices

   o Order duplicate statements or Form 1099 DIV

   o Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)

   o Speak to a Customer Service Representative 1 by saying "Agent" when prompted

   o And more!



Quick list of PhoneLink commands

Say                                            To:

[Account # or Social Security # + PIN]         Get dollar and share balances, NAVs, transaction history or request transactions

[Fund name, share class]                       Get current price/dividend information

Balance                                        Hear your balance/list of accounts

History                                        Hear your most recent transactions

Purchase or buy                                Buy shares

Exchange                                       Exchange shares

Liquidation or redemption                      Sell shares

Dow Jones or Market Indices                    Hear closing market information (Dow Jones Industrial Average, Nasdaq Composite and
                                               S&P 500)

Custom list                                    Create, play or edit custom list of your accounts, funds or market indices


1. You may speak to a Customer Service Representative during normal business hours.

33 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

Financial Statements for the Master S&P 500 Index Series

                                                               December 31, 2002

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                  Master S&P 500 Index Series
                  ------------------------------------------------------------------------------
                                                                         Shares
                  Issue                                                   Held           Value
================================================================================================
Common            3M Co. .....................................           82,794      $10,208,500
Stocks            ACE Limited ................................           57,710        1,693,211
                + ADC Telecommunications, Inc. ...............          152,555          318,840
                + The AES Corporation ........................          109,860          331,777
                  AFLAC Incorporated .........................          102,599        3,090,282
                  ALLTEL Corporation .........................           60,037        3,061,887
                + AMR Corporation ............................           31,905          210,573
                + AOL Time Warner Inc. .......................          929,484       12,176,240
                  AT&T Corp. .................................          154,092        4,023,342
                + AT&T Wireless Services Inc. ................          543,247        3,069,346
                  Abbott Laboratories ........................          325,517       13,020,680
                  Adobe Systems Incorporated .................           52,225        1,300,925
                  Adolph Coors Company (Class B) .............           10,483          642,084
                + Advanced Micro Devices, Inc. ...............           70,047          452,504
                  Aetna Inc. (New Shares) ....................           30,092        1,237,383
                + Agilent Technologies, Inc. .................           95,610        1,717,156
                  Air Products and Chemicals, Inc. ...........           46,947        2,006,984
                  Alberto-Culver Company (Class B) ...........           10,028          505,411
                  Albertson's, Inc. ..........................           84,366        1,877,987
                  Alcoa Inc. .................................          172,145        3,921,463
                  Allegheny Energy, Inc. .....................           31,520          238,291
                  Allegheny Technologies Incorporated ........           14,228           88,640
                  Allergan Inc. ..............................           29,364        1,691,954
                + Allied Waste Industries, Inc. ..............           40,578          405,780
                  The Allstate Corporation ...................          146,944        5,435,459
                + Altera Corporation .........................           85,790        1,058,649
                  Ambac Financial Group, Inc. ................           21,766        1,224,120
                  Amerada Hess Corporation ...................           20,467        1,126,708
                  Ameren Corporation .........................           28,381        1,179,798
                  American Electric Power Company, Inc. ......           76,920        2,102,224
                  American Express Company ...................          276,884        9,787,849
                + American Greetings Corporation
                    (Class A) ................................           13,116          207,233
                  American International Group, Inc. .........          543,907       31,465,020
                + American Power Conversion
                    Corporation ..............................           36,644          555,157
                + American Standard Companies, Inc. ..........           13,900          988,846
                  AmerisourceBergen Corporation ..............           24,943        1,354,654
                + Amgen Inc. .................................          266,247       12,870,380
                  AmSouth Bancorporation .....................           75,103        1,441,978
                  Anadarko Petroleum Corporation .............           49,061        2,350,022
                + Analog Devices, Inc. .......................           73,016        1,742,892
                + Andrew Corporation .........................           20,239          208,057
                  Anheuser-Busch Companies, Inc. .............          180,885        8,754,834
                + Anthem, Inc. ...............................           26,980        1,697,042
                  Aon Corporation ............................           57,385        1,084,003
                  Apache Corporation .........................           33,492        1,908,709
                + Apollo Group, Inc. (Class A) ...............           37,800        1,663,200
                + Apple Computer, Inc. .......................           78,617        1,126,582
                  Applera Corporation--Applied
                    Biosystems Group .........................           40,455          709,581
                + Applied Materials, Inc. ....................          335,476        4,371,252
                + Applied Micro Circuits Corporation .........           61,667          227,551
                  Archer-Daniels-Midland Company .............          134,934        1,673,182
                  Ashland Inc. ...............................           13,158          375,398
                  Autodesk, Inc. .............................           30,564          437,065
                  Automatic Data Processing, Inc. ............          120,680        4,736,690
                + AutoZone, Inc. .............................           22,777        1,609,195
                + Avaya Inc. .................................           55,782          136,666
                  Avery Dennison Corporation .................           22,658        1,383,951
                  Avon Products, Inc. ........................           48,680        2,622,392
                  The B.F. Goodrich Company ..................           20,987          384,482
                  BB&T Corporation ...........................           95,900        3,547,341
                + BJ Services Company ........................           34,600        1,117,926
                + BMC Software, Inc. .........................           46,520          795,957
                  Baker Hughes Incorporated ..................           64,944        2,090,547
                  Ball Corporation ...........................           11,280          577,423
                  Bank of America Corporation ................          315,813       21,971,110
                  The Bank of New York Company, Inc. .........          154,195        3,694,512
                  Bank One Corporation .......................          244,489        8,936,073
                  Bausch & Lomb Incorporated .................           14,987          539,532
                  Baxter International Inc. ..................          130,127        3,643,556
                  The Bear Stearns Companies Inc. ............           22,611        1,343,093
                  Becton, Dickinson and Company ..............           51,895        1,592,658
                + Bed Bath & Beyond Inc. .....................           64,824        2,238,373
                  BellSouth Corporation ......................          387,134       10,015,157
                  Bemis Company, Inc. ........................            9,868          489,749
                + Best Buy Co., Inc. .........................           71,046        1,715,761
                + Big Lots, Inc. .............................           23,595          312,162
                + Biogen, Inc. ...............................           33,666        1,348,660
                  Biomet, Inc. ...............................           58,235        1,669,015
                  The Black & Decker Corporation .............           19,642          842,445
                  The Boeing Company .........................          180,120        5,942,159
                  Boise Cascade Corporation ..................           11,024          278,025
                + Boston Scientific Corporation ..............           83,082        3,532,647
                  Bristol-Myers Squibb Company ...............          403,561        9,342,437
                + Broadcom Corporation (Class A) .............           60,881          916,868
                  Brown-Forman Corporation (Class B) .........           14,044          917,916
                  Brunswick Corporation ......................           17,764          352,793
                  Burlington Northern Santa Fe Corp. .........           79,194        2,059,836
                  Burlington Resources Inc. ..................           41,418        1,766,478
                  C.R. Bard, Inc. ............................           10,509          609,522
                + CIENA Corporation ..........................           92,895          477,480
                  CIGNA Corporation ..........................           30,796        1,266,332
                  CMS Energy Corporation .....................           41,914          395,668
                  CSX Corporation ............................           42,578        1,205,383
                  CVS Corporation ............................           80,218        2,003,043
                + Calpine Corporation ........................           76,560          249,586
                  Campbell Soup Company ......................           77,035        1,808,011
                  Capital One Financial Corporation ..........           43,867        1,303,727
                  Cardinal Health, Inc. ......................           93,791        5,551,489
                  Carnival Corporation .......................          118,180        2,948,591
                  Caterpillar Inc. ...........................           75,944        3,472,160
                + Cendant Corporation ........................          209,125        2,191,630
                  CenterPoint Energy, Inc. ...................           68,070          578,595
                  Centex Corporation .........................           15,234          764,747
                  CenturyTel, Inc. ...........................           25,977          763,204
                  The Charles Schwab Corporation .............          268,868        2,917,218
                  Charter One Financial, Inc. ................           45,995        1,321,436
                  ChevronTexaco Corporation ..................          225,450       14,987,916
                + Chiron Corporation .........................           42,334        1,591,758
                  The Chubb Corporation ......................           37,753        1,970,707
                  Cincinnati Financial Corporation ...........           29,511        1,108,138
                  Cinergy Corp. ..............................           31,828        1,073,240
                  Cintas Corporation .........................           35,002        1,601,342
                  Circuit City Stores--Circuit City Group ....           43,023          319,231
                + Cisco Systems, Inc. ........................        1,504,671       19,711,190
                  Citigroup Inc. .............................        1,070,236       37,661,605
                + Citizens Communications Company ............           50,618          534,020
                + Citrix Systems, Inc. .......................           38,705          476,846
                + Clear Channel Communications, Inc. .........          125,004        4,661,399
                  The Clorox Company .........................           52,298        2,157,292
                  The Coca-Cola Company ......................          517,128       22,660,549
                  Coca-Cola Enterprises Inc. .................           91,687        1,991,442
                  Colgate-Palmolive Company ..................          109,281        5,729,603
                + Comcast Corporation (Class A) ..............          326,544        7,696,642
                + Comcast Corporation (Special Class A) ......          151,805        3,429,275
                  Comerica Incorporated ......................           36,691        1,586,519
                  Computer Associates International, Inc. ....          119,012        1,606,662
                + Computer Sciences Corporation ..............           35,250        1,214,362
                + Compuware Corporation ......................           67,949          326,155
                + Comverse Technology, Inc. ..................           48,843          489,407
                  ConAgra, Inc. ..............................          102,478        2,562,975
                + Concord EFS, Inc. ..........................          104,939        1,651,740
                  ConocoPhillips .............................          138,889        6,720,839
                  Consolidated Edison, Inc. ..................           42,425        1,816,638
                  Constellation Energy Group .................           29,049          808,143
                + Convergys Corporation ......................           32,314          489,557
                  Cooper Industries, Ltd. (Class A) ..........           23,152          843,890
                  Cooper Tire & Rubber Company ...............           14,930          229,026
                + Corning Incorporated .......................          192,875          638,416
                + Costco Wholesale Corporation ...............          100,424        2,817,897
                  Countrywide Credit Industries, Inc. ........           28,478        1,470,889
                  Crane Co. ..................................           11,288          224,970
                  Cummins Engine Company, Inc. ...............           12,609          354,691
                  DTE Energy Company .........................           33,538        1,556,163
                  Dana Corporation ...........................           26,845          315,697
                  Danaher Corporation ........................           30,725        2,018,632
                  Darden Restaurants, Inc. ...................           41,707          852,908
                  Deere & Company ............................           53,298        2,443,713
                + Del Monte Foods Company ....................           11,316           87,133
                + Dell Computer Corporation ..................          540,516       14,453,398
                  Delphi Automotive Systems Corporation ......          110,625          890,531
                  Delta Air Lines, Inc. ......................           25,376          307,050
                  Deluxe Corporation .........................           13,636          574,076
                  Devon Energy Corporation ...................           28,758        1,319,992
                  Dillard's, Inc. (Class A) ..................           20,764          329,317
                  Dollar General Corporation .................           61,150          730,742
                  Dominion Resources, Inc. ...................           67,257        3,692,409
                  Dover Corporation ..........................           37,659        1,098,136
                  The Dow Chemical Company ...................          185,076        5,496,757
                  Dow Jones & Company, Inc. ..................           17,419          753,023
                  Duke Energy Corporation ....................          183,719        3,589,869
                  Dynegy Inc. (Class A) ......................           85,471          100,856
                  E.I. du Pont de Nemours and Company ........          206,973        8,775,655
                + EMC Corporation ............................          441,154        2,708,686
                  EOG Resources, Inc. ........................           22,670          904,986
                  Eastman Chemical Company ...................           15,750          579,127
                  Eastman Kodak Company ......................           66,153        2,318,001
                  Eaton Corporation ..........................           14,275        1,115,020
                + eBay Inc. ..................................           63,200        4,286,224
                  Ecolab Inc. ................................           25,507        1,262,596


                                     1 & 2

                                                               December 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                  Master S&P 500 Index Series (continued)
                  ------------------------------------------------------------------------------
                                                                         Shares
                  Issue                                                   Held           Value
================================================================================================
Common          + Edison International .......................           57,899      $   686,103
Stocks            El Paso Corporation ........................          131,915          918,128
(continued)     + Electronic Arts Inc. .......................           30,900        1,537,893
                  Electronic Data Systems Corporation ........          106,487        1,962,555
                  Eli Lilly and Company ......................          236,977       15,048,040
                  Emerson Electric Co. .......................           87,248        4,436,561
                  Engelhard Corporation ......................           23,197          518,453
                  Entergy Corporation ........................           42,355        1,930,964
                  Equifax Inc. ...............................           25,402          587,802
                  Equity Office Properties Trust .............           80,064        1,999,999
                  Equity Residential Properties Trust ........           55,840        1,372,547
                  Exelon Corporation .........................           68,764        3,628,676
                  Exxon Mobil Corporation++ ..................        1,401,612       48,972,323
                  FPL Group, Inc. ............................           39,507        2,375,556
                  Family Dollar Stores, Inc. .................           30,664          957,023
                  Fannie Mae .................................          207,273       13,333,872
                + Federated Department Stores, Inc. ..........           38,267        1,100,559
                  FedEx Corp. ................................           58,608        3,177,726
                  Fifth Third Bancorp ........................          124,244        7,274,486
                  First Data Corporation .....................          157,240        5,567,868
                  First Tennessee National Corporation .......           31,400        1,128,516
                  FirstEnergy Corp. ..........................           61,316        2,021,588
                + Fiserv, Inc. ...............................           39,792        1,350,938
                  FleetBoston Financial Corporation ..........          211,047        5,128,442
                  Fluor Corporation ..........................           15,261          427,308
                  Ford Motor Company .........................          392,599        3,651,171
                + Forest Laboratories, Inc. ..................           38,882        3,818,990
                  Fortune Brands, Inc. .......................           29,415        1,368,092
                  Franklin Resources, Inc. ...................           49,786        1,696,707
                  Freddie Mac ................................          144,903        8,556,522
                + Freeport-McMoRan Copper & Gold,
                    Inc. (Class B) ...........................           36,034          604,650
                  Gannett Co., Inc. ..........................           56,779        4,076,732
                  The Gap, Inc. ..............................          179,293        2,782,627
                + Gateway Inc. ...............................           57,298          179,916
                  General Dynamics Corporation ...............           44,348        3,519,901
                  General Electric Company ...................        2,072,681       50,469,782
                  General Mills, Inc. ........................           80,860        3,796,377
                  General Motors Corporation .................          121,139        4,465,183
                  Genuine Parts Company ......................           33,914        1,044,551
                + Genzyme Corporation ........................           38,580        1,140,811
                  Georgia-Pacific Group ......................           47,367          765,451
                  The Gillette Company .......................          217,501        6,603,330
                  Golden West Financial Corporation ..........           32,948        2,365,996
                  The Goldman Sachs Group, Inc. ..............          100,500        6,844,050
                  The Goodyear Tire & Rubber Company .........           33,593          228,768
                  Great Lakes Chemical Corporation ...........           10,035          239,636
                + Guidant Corporation ........................           64,721        1,996,643
                  H & R Block, Inc. ..........................           41,985        1,687,797
                  H.J. Heinz Company .........................           72,136        2,371,110
                  HCA Inc. ...................................          112,706        4,677,299
                + HEALTHSOUTH Corporation ....................           73,725          309,645
                  Halliburton Company ........................           95,404        1,785,009
                  Harley-Davidson, Inc. ......................           66,759        3,084,266
                + Harrah's Entertainment, Inc. ...............           23,130          915,948
                  The Hartford Financial Services
                    Group, Inc. ..............................           55,325        2,513,415
                  Hasbro, Inc. ...............................           35,094          405,336
                  Health Management Associates, Inc. .........
                    (Class A) ................................           49,800          891,420
                + Hercules Incorporated ......................           22,359          196,759
                  Hershey Foods Corporation ..................           29,228        1,971,136
                  Hewlett-Packard Company ....................          639,417       11,100,279
                  Hilton Hotels Corporation ..................           74,931          952,373
                  The Home Depot, Inc. .......................          490,886       11,761,628
                  Honeywell International Inc. ...............          167,577        4,021,848
                  Household International, Inc. ..............           98,994        2,753,023
                + Humana Inc. ................................           30,104          301,040
                  Huntington Bancshares Incorporated .........           47,929          896,751
                  IMS Health Incorporated ....................           60,265          964,240
                  ITT Industries, Inc. .......................           15,596          946,521
                  Illinois Tool Works Inc. ...................           62,821        4,074,570
                  Ingersoll-Rand Company (Class A) ...........           35,798        1,541,462
                  Intel Corporation ..........................        1,388,131       21,613,200
                  International Business Machines
                    Corporation ..............................          352,967       27,354,942
                  International Flavors & Fragrances Inc. ....           19,496          684,310
                + International Game Technology ..............           19,530        1,482,718
                  International Paper Company ................           99,762        3,488,677
                  The Interpublic Group of
                    Companies, Inc. ..........................           77,786        1,095,227
                + Intuit Inc. ................................           46,352        2,174,836
                  J.C. Penney Company, Inc. ..................           60,698        1,396,661
                  J.P. Morgan Chase & Co. ....................          423,255       10,158,120
                + JDS Uniphase Corporation ...................          315,687          779,747
                + Jabil Circuit, Inc. ........................           37,464          671,355
                  Jefferson--Pilot Corporation ...............           29,736        1,133,239
                  John Hancock Financial Services, Inc. ......           61,242        1,708,652
                  Johnson & Johnson ..........................          619,777       33,288,223
                  Johnson Controls, Inc. .....................           16,110        1,291,539
                + Jones Apparel Group, Inc. ..................           25,860          916,478
                  KB HOME ....................................           13,611          583,231
                + KLA-Tencor Corporation .....................           42,337        1,497,460
                  Kellogg Company ............................           83,765        2,870,626
                  Kerr-McGee Corporation .....................           24,265        1,074,939
                  KeyCorp ....................................           79,810        2,006,423
                  KeySpan Corporation ........................           26,261          925,438
                  Kimberly-Clark Corporation .................          106,723        5,066,141
                  Kinder Morgan, Inc. ........................           26,934        1,138,500
                + King Pharmaceuticals, Inc. .................           46,355          796,842
                  Knight Ridder, Inc. ........................           14,151          895,051
                + Kohl's Corporation .........................           72,709        4,068,068
                + The Kroger Co. .............................          164,624        2,543,441
                + LSI Logic Corporation ......................           68,566          395,626
                  Leggett & Platt, Incorporated ..............           40,516          909,179
                  Lehman Brothers Holdings, Inc. .............           49,078        2,615,367
                + Lexmark International Group, Inc. ..........
                    (Class A) ................................           26,839        1,623,759
                  The Limited, Inc. ..........................           99,944        1,392,220
                  Lincoln National Corporation ...............           39,019        1,232,220
                  Linear Technology Corporation ..............           70,199        1,805,518
                  Liz Claiborne, Inc. ........................           19,838          588,197
                  Lockheed Martin Corporation ................           98,570        5,692,418
                  Loews Corporation ..........................           38,690        1,720,157
                + Louisiana-Pacific Corporation ..............           18,528          149,336
                  Lowe's Companies, Inc. .....................          158,740        5,952,750
                + Lucent Technologies Inc. ...................          666,158          839,359
                  MBIA, Inc. .................................           27,745        1,216,896
                  MBNA Corporation ...........................          263,272        5,007,433
                  MGIC Investment Corporation ................           22,080          911,904
                + Manor Care, Inc. ...........................           19,704          366,691
                  Marathon Oil Corporation ...................           58,447        1,244,337
                  Marriott International, Inc. (Class A) .....           53,927        1,772,580
                  Marsh & McLennan Companies, Inc. ...........          115,598        5,341,784
                  Marshall & Ilsley Corporation ..............           38,600        1,056,868
                  Masco Corporation ..........................           94,579        1,990,888
                  Mattel, Inc. ...............................           88,934        1,703,086
                  Maxim Integrated Products, Inc. ............           62,360        2,060,374
                  The May Department Stores Company ..........           60,428        1,388,635
                  Maytag Corporation .........................           15,803          450,386
                + McDermott International, Inc. ..............           11,755           51,487
                  McDonald's Corporation .....................          249,918        4,018,681
                  The McGraw-Hill Companies, Inc. ............           39,908        2,412,040
                  McKesson HBOC, Inc. ........................           59,284        1,602,447
                  MeadWestvaco Corporation ...................           35,372          874,042
                + MedImmune, Inc. ............................           51,052        1,387,083
                  Medtronic, Inc. ............................          252,740       11,524,944
                  Mellon Financial Corporation ...............           91,016        2,376,428
                  Merck & Co., Inc. ..........................          468,557       26,525,012
                + Mercury Interactive Corp. ..................           20,627          611,591
                  Meredith Corporation .......................            8,821          362,631
                  Merrill Lynch & Co., Inc.** ................          176,467        6,696,923
                  MetLife, Inc. ..............................          147,642        3,992,240
                + Micron Technology, Inc. ....................          121,768        1,186,020
                + Microsoft Corporation++ ....................        1,113,512       57,568,570
                + Millipore Corporation ......................            8,655          294,270
                + Mirant Corporation .........................           82,630          156,171
                  Molex Incorporated .........................           40,062          923,028
                  Monsanto Company ...........................           54,177        1,042,907
                  Moody's Corporation ........................           32,140        1,327,061
                  Morgan Stanley .............................          228,198        9,109,664
                  Motorola, Inc. .............................          463,069        4,005,547
                + NCR Corporation ............................           20,018          475,227
                  NICOR, Inc. ................................            8,054          274,078
                + NVIDIA Corporation .........................           33,520          385,815
                + Nabors Industries, Ltd. ....................           31,215        1,100,953
                  National City Corporation ..................          118,902        3,248,403
                  National Grid Group PLC (ADR) ..............                1               37
                + National Semiconductor Corporation .........           40,386          606,194
                + Navistar International Corporation .........           12,358          300,423
                + Network Appliance, Inc. ....................           76,821          768,210
                  The New York Times Company (Class A) .......           31,047        1,419,779
                  Newell Rubbermaid Inc. .....................           55,054        1,669,788
                  Newmont Mining Corporation .................           91,586        2,658,742
                + Nextel Communications, Inc. (Class A) ......          198,177        2,288,944
                  Nike, Inc. (Class B) .......................           55,210        2,455,189
                  NiSource Inc. ..............................           44,037          880,740
                + Noble Corporation ..........................           32,079        1,127,577
                  Nordstrom, Inc. ............................           27,036          512,873
                  Norfolk Southern Corporation ...............           71,742        1,434,123
                  North Fork Bancorporation ..................           34,300        1,157,282
                  Northern Trust Corporation .................           46,327        1,623,761
                  Northrop Grumman Corporation ...............           37,476        3,635,172
                + Novell, Inc. ...............................           63,824          213,172
                + Novellus Systems, Inc. .....................           33,500          940,680
                  Nucor Corporation ..........................           18,516          764,711


                                     3 & 4

                                                               December 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                  Master S&P 500 Index Series (continued)
                  ------------------------------------------------------------------------------
                                                                         Shares
                  Issue                                                   Held           Value
================================================================================================
Common            Occidental Petroleum Corporation ...........           70,329      $ 2,000,860
Stocks          + Office Depot, Inc. .........................           63,258          933,688
(continued)       Omnicom Group Inc. .........................           41,097        2,654,866
                + Oracle Corporation .........................        1,114,685       12,038,598
                  PACCAR Inc. ................................           27,516        1,269,313
                + PG&E Corporation ...........................           73,377        1,019,940
                + PMC--Sierra, Inc. ..........................           43,454          241,604
                  PNC Bank Corp. .............................           61,668        2,583,889
                  PPG Industries, Inc. .......................           33,287        1,669,343
                  PPL Corporation ............................           26,892          932,615
                + Pactiv Corporation .........................           30,325          662,905
                  Pall Corporation ...........................           21,803          363,674
                + Parametric Technology Corporation ..........           46,865          118,100
                  Parker-Hannifin Corporation ................           23,288        1,074,275
                  Paychex, Inc. ..............................           77,258        2,155,498
                  Peoples Energy Corporation .................            7,304          282,300
                + PeopleSoft, Inc. ...........................           60,422        1,105,723
                  The Pepsi Bottling Group, Inc. .............           58,822        1,511,725
                  PepsiCo, Inc. ..............................          359,788       15,190,249
                  PerkinElmer, Inc. ..........................           25,284          208,593
                  Pfizer Inc. ................................        1,283,645       39,241,028
                  Pharmacia Corporation ......................          268,812       11,236,342
                + Phelps Dodge Corporation ...................           21,688          686,425
                  Philip Morris Companies Inc. ...............          436,018       17,671,810
                  Pinnacle West Capital Corporation ..........           17,432          594,257
                  Pitney Bowes Inc. ..........................           50,282        1,642,210
                  Plum Creek Timber Company Inc. .............           32,900          776,440
                + Power-One, Inc. ............................           13,968           79,199
                  Praxair, Inc. ..............................           36,823        2,127,265
                  The Principal Financial Group, Inc. ........           69,900        2,106,087
                  The Procter & Gamble Company ...............          270,798       23,272,380
                  Progress Energy, Inc. ......................           45,126        1,956,212
                + Progress Energy, Inc. ......................              900              117
                  The Progressive Corporation ................           45,340        2,250,224
                + Providian Financial Corporation ............           58,573          380,139
                  Prudential Financial, Inc. .................          112,800        3,580,272
                  Public Service Enterprise Group
                    Incorporated .............................           52,964        1,700,144
                  Pulte Corporation ..........................           12,393          593,253
                + QLogic Corporation .........................           22,008          759,496
                + QUALCOMM Incorporated ......................          164,680        5,992,705
                + Quest Diagnostics Incorporated .............           20,700        1,177,830
                + Quintiles Transnational Corp. ..............           23,586          285,391
                + Qwest Communications
                    International Inc. .......................          340,245        1,701,225
                  R.J. Reynolds Tobacco Holdings, Inc. .......           18,700          787,457
                  R.R. Donnelley & Sons Company ..............           21,625          470,776
                  RadioShack Corporation .....................           36,898          691,469
                + Rational Software Corporation ..............           40,430          420,068
                  Raytheon Company ...........................           78,474        2,413,076
                + Reebok International Ltd. ..................           12,187          358,298
                  Regions Financial Corporation ..............           41,158        1,373,031
                + Robert Half International Inc. .............           31,311          504,420
                  Rockwell Collins ...........................           32,415          753,973
                  Rockwell International Corporation .........           32,415          671,315
                  Rohm and Haas Company ......................           40,403        1,312,289
                  Rowan Companies, Inc. ......................           25,772          585,024
                  Ryder System, Inc. .........................           12,474          279,917
                  SAFECO Corporation .........................           34,122        1,183,010
                  SBC Communications Inc. ....................          692,605       18,776,522
                  SLM Corporation ............................           32,310        3,355,717
                  SUPERVALU Inc. .............................           24,142          398,584
                  SYSCO Corporation ..........................          141,900        4,227,201
                + Sabre Holdings Corporation .................           26,373          477,615
                + Safeway Inc. ...............................           93,458        2,183,179
                + St. Jude Medical, Inc. .....................           41,694        1,656,086
                  The St. Paul Companies, Inc. ...............           46,711        1,590,510
                + Sanmina Corporation ........................          107,763          483,856
                  Sara Lee Corporation .......................          161,841        3,643,041
                  Schering-Plough Corporation ................          298,825        6,633,915
                  Schlumberger Limited .......................          124,154        5,225,642
                  Scientific-Atlanta, Inc. ...................           38,194          452,981
                + Sealed Air Corporation .....................           16,269          606,834
                  Sears, Roebuck & Co. .......................           70,818        1,696,091
                  Sempra Energy ..............................           42,738        1,010,754
                  The Sherwin-Williams Company ...............           28,092          793,599
                + Siebel Systems, Inc. .......................           92,237          689,933
                  Sigma-Aldrich Corporation ..................           19,123          931,290
                  Simon Property Group, Inc. .................           37,100        1,263,997
                  Snap-On Incorporated .......................           11,352          319,105
                + Solectron Corporation ......................          156,912          557,038
                  The Southern Company .......................          155,323        4,409,620
                  SouthTrust Corporation .....................           63,644        1,581,553
                  Southwest Airlines Co. .....................          157,995        2,196,131
                + Sprint Corp. (PCS Group) ...................          203,339          890,625
                  Sprint Corporation .........................          182,881        2,648,117
                  The Stanley Works ..........................           17,543          606,637
                + Staples, Inc. ..............................           99,034        1,812,322
                + Starbucks Corporation ......................           87,912        1,791,647
                  Starwood Hotels & Resorts
                    Worldwide, Inc. ..........................           44,468        1,055,670
                  State Street Corporation ...................           69,623        2,715,297
                + Stilwell Financial, Inc. ...................           41,305          539,856
                  Stryker Corporation ........................           38,155        2,560,964
                + Sun Microsystems, Inc. .....................          705,156        2,193,035
                + Sungard Data Systems Inc. ..................           60,700        1,430,092
                  Sunoco, Inc. ...............................           21,185          702,918
                  SunTrust Banks, Inc. .......................           57,899        3,295,611
                  Symbol Technologies, Inc. ..................           47,111          387,252
                  Synovus Financial Corp. ....................           55,151        1,069,929
                  T. Rowe Price Group Inc. ...................           24,724          674,471
                  TECO Energy, Inc. ..........................           46,896          725,481
                  The TJX Companies, Inc. ....................          112,448        2,194,985
                + TMP Worldwide Inc. .........................           27,239          308,073
                  TXU Corp. ..................................           65,722        1,227,687
                  Target Corporation .........................          186,035        5,581,050
                + Tektronix, Inc. ............................           18,936          344,446
                + Tellabs, Inc. ..............................           84,487          614,220
                  Temple-Inland, Inc. ........................           12,553          562,500
                + Tenet Healthcare Corporation ...............          109,637        1,798,047
                + Teradyne, Inc. .............................           41,332          537,729
                  Texas Instruments Incorporated .............          352,972        5,298,110
                  Textron, Inc. ..............................           25,514        1,096,847
                + Thermo Electron Corporation ................           36,657          737,539
                + Thomas & Betts Corporation .................           11,967          202,242
                  Tiffany & Co. ..............................           29,901          714,933
                  Torchmark Corporation ......................           24,456          893,378
                + Toys `R' Us, Inc. ..........................           49,997          499,970
                  Transocean Inc. ............................           65,641        1,522,871
                + Travelers Property Casualty Corp. (Class B)           211,879        3,104,027
                  Tribune Company ............................           57,942        2,634,043
                  Tupperware Corporation .....................           11,933          179,950
                  Tyco International Ltd. ....................          409,525        6,994,687
                  U.S. Bancorp ...............................          398,565        8,457,549
                  UST Inc. ...................................           32,635        1,090,988
                  Union Pacific Corporation ..................           51,176        3,063,907
                  Union Planters Corporation .................           40,881        1,150,391
                + Unisys Corporation .........................           56,982          564,122
                  United Parcel Service, Inc. (Class B) ......          235,700       14,867,956
                  United States Steel Corporation ............           27,422          359,777
                  United Technologies Corporation ............          100,248        6,209,361
                  UnitedHealth Group Incorporated ............           64,809        5,411,552
                + Univision Communications Inc. (Class A) ....           47,171        1,155,690
                  Unocal Corporation .........................           47,374        1,448,697
                  UnumProvident Corporation ..................           48,067          843,095
                  V. F. Corporation ..........................           22,167          799,120
                + VERITAS Software Corporation ...............           90,981        1,421,123
                  Verizon Communications .....................          569,428       22,065,335
                + Viacom, Inc. (Class B) .....................          367,563       14,981,868
                  Visteon Corporation ........................           26,826          186,709
                  Vulcan Materials Company ...................           19,547          733,013
                  W. W. Grainger, Inc. .......................           18,245          940,530
                  Wachovia Corporation .......................          285,576       10,406,389
                  Wal-Mart Stores, Inc. ......................          919,355       46,436,621
                  Walgreen Co. ...............................          208,524        6,086,816
                  The Walt Disney Company ....................          425,347        6,937,410
                  Washington Mutual, Inc. ....................          196,198        6,774,717
                  Waste Management, Inc. .....................          129,414        2,966,169
                + Waters Corporation .........................           26,920          586,318
                + Watson Pharmaceuticals, Inc. ...............           20,381          576,171
                + WellPoint Health Networks Inc. .............           33,406        2,377,171
                  Wells Fargo Company ........................          353,822       16,583,637
                  Wendy's International, Inc. ................           22,572          611,024
                  Weyerhaeuser Company .......................           45,361        2,232,215
                  Whirlpool Corporation ......................           16,560          864,763
                  The Williams Companies, Inc. ...............          121,186          327,202


                                     5 & 6

                                                               December 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                  Master S&P 500 Index Series (concluded)
                  ------------------------------------------------------------------------------
                                                                         Shares
                  Issue                                                   Held           Value
================================================================================================
Common            Winn-Dixie Stores, Inc. ................             28,980      $     442,814
Stocks            Wm. Wrigley Jr. Company ................             46,470          2,550,274
(concluded)       Worthington Industries, Inc. ...........             17,567            267,721
                  Wyeth ..................................            276,099         10,326,103
                  XL Capital Ltd. (Class A) ..............             29,105          2,248,361
                  Xcel Energy, Inc. ......................             90,402            994,422
                + Xerox Corporation ......................            148,402          1,194,636
                + Xilinx, Inc. ...........................             74,993          1,544,856
                + YUM! Brands, Inc. ......................             60,034          1,454,023
                + Yahoo! Inc. ............................            119,699          1,957,079
                + Zimmer Holdings, Inc. ..................             39,977          1,659,845
                  Zions Bancorporation ...................             21,402            842,147
                  ------------------------------------------------------------------------------
                  Total Common Stocks (Cost--$2,015,763,982)--97.8%                1,688,331,230
------------------------------------------------------------------------------------------------
Partnership
 Interest                        Short-Term Investments
------------------------------------------------------------------------------------------------
$22,760,915       Merrill Lynch Liquidity Series, LLC Cash Sweep Series I**           22,760,915
------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost--$22,760,915)--1.3%                                22,760,915
------------------------------------------------------------------------------------------------
Total Investments (Cost--$2,038,524,897)--99.1%                                    1,711,092,145
Variation Margin on Financial Futures Contracts*--0.0%                                    44,666
Other Assets Less Liabilities--0.9%                                                   15,567,844
                                                                                  --------------
Net Assets--100.0%                                                                $1,726,704,655
                                                                                  ==============
------------------------------------------------------------------------------------------------

 +    Non-income producing security.
++ All or a portion of security held as collateral in connection with open financial futures contracts.
 * Financial futures contracts purchased as of December 31, 2002 were as follows:

      --------------------------------------------------------------------------
      Number of                                 Expiration
      Contracts           Issue                    Date                 Value
      --------------------------------------------------------------------------
         164        S&P 500 Stock Index         March 2003           $36,034,900
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Purchased
      (Total Contract Price--$36,461,218)                            $36,034,900
                                                                     ===========
      --------------------------------------------------------------------------

** Investments in companies considered to be an affiliate of the Series (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                     Net                       Dividend/Interest
      Affiliate                   Activity        Net Cost          Income
      --------------------------------------------------------------------------
      Merrill Lynch & Co.             27,570    $ 1,282,303    $   104,987
      Merrill Lynch Liquidity    $22,760,915     22,760,915         61,040
      Series, LLC Cash Sweep
      Series I
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MASTER
S&P 500
INDEX SERIES    As of December 31, 2002
----------------------------------------------------------------------------------------------------------------------
Assets:         Investments, at value (including securities loaned of $535,314,383)
                (identified cost--$2,038,524,897) .................................                    $ 1,711,092,145
                Investments held as collateral for loaned securities, at value ....                        550,276,850
                Cash ..............................................................                             51,158
                Receivables:
                  Contributions ...................................................    $ 23,874,584
                  Dividends .......................................................       2,699,271
                  Variation margin ................................................          44,666
                  Interest ........................................................          31,245
                  Loaned securities income ........................................          16,676
                  Securities sold .................................................           7,895         26,674,337
                                                                                       ------------
                Prepaid expenses ..................................................                             20,048
                                                                                                       ---------------
                Total assets ......................................................                      2,288,114,538
                                                                                                       ---------------
----------------------------------------------------------------------------------------------------------------------
Liabilities:    Collateral on securities loaned, at value .........................                        550,276,850
                Payables:
                  Withdrawals .....................................................      10,981,579
                  Investment adviser ..............................................           7,708         10,989,287
                                                                                       ------------
                Accrued expenses ..................................................                            143,746
                                                                                                       ---------------
                Total liabilities .................................................                        561,409,883
                                                                                                       ---------------
----------------------------------------------------------------------------------------------------------------------
Net Assets:     Net assets ........................................................                    $ 1,726,704,655
                                                                                                       ===============
----------------------------------------------------------------------------------------------------------------------
Net Assets      Investors' capital ................................................                    $ 2,054,563,725
Consist of:     Unrealized depreciation on investments--net .......................                       (327,859,070)
                                                                                                       ---------------
                Net assets ........................................................                    $ 1,726,704,655
                                                                                                       ===============
----------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.


                                    7 & 8

                                                               December 31, 2002

STATEMENT OF OPERATIONS

MASTER
S&P 500
INDEX SERIES          For the Year Ended December 31, 2002
-------------------------------------------------------------------------------------------------------------
Investment            Dividends (net of $78,432 foreign withholding tax) .                      $  29,349,446
Income:               Interest ...........................................                            834,621
                      Securities lending--net ............................                            267,064
                                                                                                -------------
                      Total income .......................................                         30,451,131
                                                                                                -------------
-------------------------------------------------------------------------------------------------------------
Expenses:             Accounting services ................................    $     358,967
                      Professional fees ..................................          127,824
                      Investment advisory fees ...........................           93,240
                      Custodian fees .....................................           57,655
                      Trustees' fees and expenses ........................           27,273
                      Printing and shareholder reports ...................            4,998
                      Other ..............................................           71,002
                                                                              -------------
                      Total expenses .....................................                            740,959
                                                                                                -------------
                      Investment income--net .............................                         29,710,172
                                                                                                -------------
-------------------------------------------------------------------------------------------------------------
Realized &            Realized loss from:
Unrealized Loss         Investments--net .................................      (82,781,943)
On Investments &        Foreign currency transactions--net ...............             (177)      (82,782,120)
Foreign Currency                                                              -------------
Transactions--Net:    Change in unrealized appreciation/depreciation on
                      investments--net ...................................                       (435,785,828)
                                                                                                -------------
                      Total realized and unrealized loss on investments
                      and foreign currency transactions--net .............                       (518,567,948)
                                                                                                -------------
                      Net Decrease in Net Assets Resulting from Operations                      $(488,857,776)
                                                                                                =============
-------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Year Ended
MASTER                                                                                             December 31,
S&P 500                                                                               -----------------------------------
INDEX SERIES    Increase (Decrease) in Net Assets:                                           2002                2001
-------------------------------------------------------------------------------------------------------------------------
Operations:     Investment income--net ...........................................    $    29,710,172     $    23,558,016
                Realized loss on investments--net ................................        (82,782,120)        (28,757,480)
                Change in unrealized appreciation/depreciation on investments--net       (435,785,828)       (207,282,579)
                                                                                      ---------------     ---------------
                Net decrease in net assets resulting from operations .............       (488,857,776)       (212,482,043)
                                                                                      ---------------     ---------------
-------------------------------------------------------------------------------------------------------------------------
Capital         Proceeds from contributions ......................................        589,333,536         976,860,074
Transactions:   Fair value of withdrawals ........................................       (267,267,758)       (585,512,826)
                                                                                      ---------------     ---------------
                Net increase in net assets derived from capital transactions .....        322,065,778         391,347,248
                                                                                      ---------------     ---------------
-------------------------------------------------------------------------------------------------------------------------
Net Assets:     Total increase (decrease) in net assets ..........................       (166,791,998)        178,865,205
                Beginning of year ................................................      1,893,496,653       1,714,631,448
                                                                                      ---------------     ---------------
                End of year ......................................................    $ 1,726,704,655     $ 1,893,496,653
                                                                                      ===============     ===============
-------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MASTER               The following ratios have been derived                       For the Year Ended December 31,
S&P 500              from information provided in the         ----------------------------------------------------------------------
INDEX SERIES         financial statements.                       2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
Total Investment                                                 (22.22%)       (11.97%)            --             --             --
Return:*                                                      ==========     ==========     ==========     ==========     ==========
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .............................         .04%           .05%           .07%           .07%           .10%
Net Assets:                                                   ==========     ==========     ==========     ==========     ==========
                     Investment income--net ...............        1.59%          1.29%          1.16%          1.33%          1.56%
                                                              ==========     ==========     ==========     ==========     ==========
------------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)   $1,726,705     $1,893,497     $1,714,631     $1,690,336     $1,118,220
Data:                                                         ==========     ==========     ==========     ==========     ==========
                     Portfolio turnover ...................        4.59%          3.21%          9.71%         29.91%         25.97%
                                                              ==========     ==========     ==========     ==========     ==========
------------------------------------------------------------------------------------------------------------------------------------

* Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

      See Notes to Financial Statements.


                                    9 & 10

                                                               December 31, 2002

NOTES TO FINANCIAL STATEMENTS

MASTER
S&P 500
INDEX SERIES

1. Significant Accounting Policies:

Master S&P 500 Index Series (the "Series") is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last quoted bid price at the close of trading on the New York Stock Exchange on each day by brokers that make markets in the securities. Securities traded in the NASDAQ National Market System are valued at the last sale price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Other investments, including futures contracts and related options, are stated at market value. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such futures contracts as a proxy for a direct investment in securities underlying the Series' index. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Series is authorized to purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Series is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Series will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Series. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the series can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .005% of the average daily value of the Series' net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Advisors, LLC ("MLIA"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIA may, on behalf of the Trust and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by MLIA or in registered money market funds advised by FAM or its affiliates. As of December 31, 2002, cash collateral of $291,646,731 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $258,630,119 was invested in the Merrill Lynch Premier Institutional Fund. As of December 31, 2002, the Series lent securities with a value of $151,182,378 to MLPF&S. For the year ended December 31, 2002, MLIA received $123,306 in securities lending agent fees from the Series.

Merrill Lynch Trust Company ("MLTC"), an indirect, wholly-owned subsidiary of ML & Co., is the Series' custodian.

In addition, MLPF&S received $862 in commissions on the execution of portfolio transactions for the Series for the year ended December 31, 2002.

For the year ended December 31, 2002, the Series reimbursed FAM $41,620 for certain accounting services.


                                    11 & 12

                                                               December 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

MASTER
S&P 500
INDEX SERIES

Certain officers and/or trustees of the Series are officers and/or directors of FAM, PSI, MLTC, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $422,056,297 and $83,133,099, respectively.

Net realized losses for the year ended December 31, 2002 and net unrealized losses as of December 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                                 Losses               Losses
--------------------------------------------------------------------------------
Long-term investments ................       $ (72,369,989)       $(327,432,752)
Financial futures contracts ..........         (10,411,954)            (426,318)
Foreign currency transactions ........                (177)                  --
                                             -------------        -------------
Total ................................       $ (82,782,120)       $(327,859,070)
                                             =============        =============
--------------------------------------------------------------------------------

As of December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $402,863,518, of which $101,635,643 related to appreciated securities and $504,499,161 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $2,113,955,663.

4. Short-Term Borrowings:

The Series, along with certain other funds managed by FAM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Series may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of ..09% per annum based on the Series pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Series did not borrow under the credit agreement during the year ended December 31, 2002.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors,
Master S&P 500 Index Series
(One of the series constituting
Quantitative Master Series Trust):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master S&P 500 Index Series (one of the series constituting Quantitative Master Series Trust) as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master S&P 500 Index Series of the Quantitative Master Series Trust as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 18, 2003


                                    13 & 14

                                                               December 31, 2002

OFFICERS AND TRUSTEES

                                                                                                           Number of
                                                                                                        Portfolios in      Other
                               Position(s)  Length                                                       Fund Complex  Directorships
                                Held with  of Time                                                        Overseen by    Held by
Name             Address & Age  Trust      Served    Principal Occupation(s) During Past 5 Years           Trustee      Trustee
------------------------------------------------------------------------------------------------------------------------------------
        Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*  P.O. Box 9011  President  1999 to  Chairman, Americas Region since 2001 and                117 Funds       None
                 Princeton, NJ  and        present  Executive Vice President since 1983 of Fund Asset    162 Portfolios
                 08543-9011     Trustee      and    Management, L.P. ("FAM") and Merrill Lynch
                 Age: 62                   1997 to  Investment Managers, L.P. ("MLIM"); President of
                                           present  Merrill Lynch Mutual Funds since 1999; President
                                                    of FAM Distributors, Inc. ("FAMD") since 1986 and
                                                    Director thereof since 1991; Executive Vice
                                                    President and Director of Princeton Services, Inc.
                                                    ("Princeton Services") since 1993; President of
                                                    Princeton Administrators, L.P. since 1988; Director
                                                    of Financial Data Services, Inc. since 1985.
                 -------------------------------------------------------------------------------------------------------------------
               * Mr. Glenn is a director/trustee or member of an advisory board of certain other investment companies for which FAM or MLIM act as investment advisers. Mr. Glenn is an "interested person," as described in the Investment Company
                 Act, of each Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and
                 MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators,
                 L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December
                 31 of the year in which they turn 72. As Trust President, Mr. Glenn serves at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Number of
                                                                                                         Portfolios in      Other
                               Position(s)  Length                                                        Fund Complex Directorships
                                Held with  of Time                                                        Overseen by      Held by
Name             Address & Age      Trust  Served*   Principal Occupation(s) During Past 5 Years             Trustee       Trustee
------------------------------------------------------------------------------------------------------------------------------------
        Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
Donald W.        P.O. Box 9095  Trustee    2002 to  General Partner of The Burton Partnership,            23 Funds       ITC Delta-
Burton           Princeton, NJ             present  Limited Partnership since 1979; Managing              34 Portfolios  Com, Inc.;
                 08543-9095                         General Partner of the South Atlantic Venture                        ITC Holding
                 Age: 58                            Fund II and III, Limited Partnerships and                            Company,
                                                    Chairman of South Atlantic Private Equity Fund IV,                   Inc.;
                                                    Limited Partnership since 1983; Member of the                        Knology,
                                                    Investment Advisory Council of the Florida State                     Inc.; Main-
                                                    Board of Administration since 2001.                                  Bancorp,
                                                                                                                         N.A.; Pri-
                                                                                                                         Care, Inc.;
                                                                                                                         Symbion,
                                                                                                                         Inc.
------------------------------------------------------------------------------------------------------------------------------------
M. Colyer Crum   P.O. Box 9095  Trustee    2000 to  James R. Williston Professor of Investment              23 Funds     Cambridge
                 Princeton, NJ             present  Management Emeritus, Harvard Business School         34 Portfolios   Bancorp
                 08543-9095                         since 1996.
                 Age: 70
------------------------------------------------------------------------------------------------------------------------------------
Laurie Simon     P.O. Box 9095  Trustee    2000 to  Professor of Finance and Economics, Graduate            23 Funds        None
Hodrick          Princeton, NJ             present  School of Business, Columbia University since        34 Portfolios
                 08543-9095                         1998; Associate Professor of Finance and
                 Age: 40                            Economics, Graduate School of Business,
                                                    Columbia University from 1996 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas        P.O. Box 9095  Trustee    2000 to  Managing Partner of The Witt Touchton Company           23 Funds     TECO
Touchton         Princeton, NJ             present  and its predecessor, The Witt Co., since 1972;       34 Portfolios   Energy,
                 08543-9095                         Trustee Emeritus of Washington and Lee University.                   Inc.
                 Age: 64
------------------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss    P.O. Box 9095  Trustee    2000 to  Managing Director of FGW Associates since 1997.         23 Funds     Watson
                 Princeton, NJ                      present                                              34 Portfolios   Pharma-
                 08543-9095                                                                                              ceuticals,
                 Age: 61                                                                                                 Inc.
                 -------------------------------------------------------------------------------------------------------------------
               * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until
                 December 31, of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------
                                             Position(s)  Length
                                              Held with   of Time
Name                     Address & Age        Trust       Served*              Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
        Trust Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke      P.O. Box 9011             Vice       1997 to     First Vice President of FAM and MLIM since 1997 and Treasurer
                     Princeton, NJ 08543-9011  President  present     thereof since 1999; Senior Vice President and Treasurer of
                     Age: 42                   and        and 1999    Princeton Services since 1999; Vice President of FAMD since
                                               Treasurer  to present  1999; Director of MLIM Taxation since 1990.
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.  P.O. Box 9011             Senior     1999 to     President and Global Chief Investment Officer of MLIM and
                     Princeton, NJ 08543-9011  Vice       present     member of the Executive Management Committee of ML & Co., Inc.
                     Age: 49                   President              since 2001; Chief Investment Officer, Senior Vice President and Co-Head of MLIM Americas from 1999 to 2001; Chief
                                                                      Investment Officer of Oppenheimer Funds, Inc. from 1987 to
                                                                      1999 and Executive Vice President from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Richard Vella        P.O. Box 9011             Senior     1999 to     Senior Portfolio Manager and Head of Global Index and Enhanced
                     Princeton, NJ 08543-9011  Vice       present     Index products for Merrill Lynch Quantitative Advisors since
                     Age: 46                   President              1999; Managing Director and Head of the Global Index and
                                                                      Enhanced Index business at Bankers Trust from 1984 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Stephen M. Benham    P.O. Box 9011             Secretary  2002 to     Vice President (Legal Advisory) of MLIM since 2000; Associate
                     Princeton, NJ 08543-9011             present     with Kirkpatrick & Lockhart LLP from 1997 to 2000.
                     Age: 43
                     ---------------------------------------------------------------------------------------------------------------
                   * Officers of the Trust serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------

Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


--------------------------------------------------------------------------------
Effective January 1, 2003, J. Thomas Touchton, Trustee of Master S&P 500 Index Series, retired. The Trust's Board of Trustees wishes Mr. Touchton well in his retirement.
--------------------------------------------------------------------------------


                                    15 & 16

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

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OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
For Overnight Delivery OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
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Ticker Symbols
Class A: OSPIX  Class B: OSPBX  Class C: OSPCX  Class N: OSPNX  Class Y: OSPYX


1. At times the website or PhoneLink may be inaccessible or their transaction
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                                                             OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0505.001.1202
February 28, 2003